SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2011

CHATTER BOX CALL CENTER LTD.
(Exact name of registrant as specified in its charter)

Delaware	000-51226	20-5153419

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

Flat E, 16/F., Kin Ho Industrial Building Phase One, 14-24 Au Pui Wan Street, Fo Tan, Hong Kong, China.
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:(852) 2414-1831

SOUND WORLDWIDE HOLDINGS, INC.
Unit 1, 14/F, Leader Industrial Centre Nos. 57-59 Au Pui Wan Street, Shatin, N.T. Hong Kong, China
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms “Company,” “our company,” “us,”  “Sound Worldwide” “Chatter Box” “we” and “our” refer to Chatter Box Call Center Ltd. (p/k/a Sound Worldwide Holdings, Inc.)  unless the context requires otherwise

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the affirmative vote of the shareholders as reported on our Information Statement on Schedule 14(c) file with the Securities and Exchange Commission on  February 2, 2011, we effected a name change from Sound Worldwide Holdings, Inc. to Chatter Box Call Center Ltd.

On February 28, 2011, we amended our Articles of Incorporation with the Secretary of State of Minnesota to read as follows:

ARTICLE I:  The name of the corporation shall be Chatter Box Call Center Ltd.

The Company will proceed to request a new symbol from FINRA to recognize the new name.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Amended Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chatter Box Call Center Ltd. (Registrant) By: /s/ Roger Kwok Wing Fan Roger Kwok Wing Fan Chief Executive Officer

Dated: March 4, 2011